SUPPLEMENT TO THE PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION

OF

  WELLS FARGO ADVANTAGE INTERNATIONAL EQUITY FUNDS

Wells Fargo Advantage Asia Pacific Fund

Wells Fargo Advantage Emerging Markets Equity Income Fund

  (Each, a “Fund” and together, the “Funds”)

Effective on or about September 16, 2014, all references in the Funds’ Prospectuses and Statement of Additional Information to Wells Capital Management Singapore as a sub-adviser to the Funds are hereby removed. All references to Anthony L.T. Cragg are now included under Wells Capital Management Incorporated (“Wells Capital Management”).

In addition, the following biographical description for Mr. Cragg is now included under Wells Capital Management in the section entitled “The Sub-Advisers and Portfolio Managers” in the Funds’ Prospectuses:

“Mr. Cragg joined Wells Capital Management or one of its predecessor firms in 1993, where he currently serves as a Portfolio Manager.”

August 14, 2014                                                                                                          IEAM084/P303SP